Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Consolidated Statements of Comprehensive Income
Net income (loss) for the year	$ 7,819	$ (80,224)	$ 106,453
Other comprehensive income (loss) to be reclassified to profit or (loss) in subsequent periods:
Discontinuation of hedge relationships			79,076
Net (loss) gain on cash flow hedges	(1,175)	336	957
Benefit (expense) income tax deferred	(362)	80	274
Exchange differences on translation of foreign operations	749	3,471	(10,489)
Other comprehensive income (loss) not to be reclassified to profit or (loss) in subsequent periods:
Remeasurement (loss) gain of employee benefits	(107)	253	(432)
Benefit (expense) income tax deferred	32	(79)	138
Other comprehensive (loss) income for the year, net of tax	(139)	3,901	68,976
Total comprehensive income (loss) for the year	$ 7,680	$ (76,323)	$ 175,429